Exhibit 99.1

UNITED STATES OF AMERICA
Before the
SECURITIES AND EXCHANGE COMMISSION

INVESTMENT ADVISERS ACT OF 1940
Release No. 2454 / December 1, 2005

INVESTMENT COMPANY ACT OF 1940
Release No. 27174 / December 1, 2005

ADMINISTRATIVE PROCEEDING
File No. 3-12118

In the Matter of RENN CAPITAL GROUP, INC. Respondent.
ORDER INSTITUTING ADMINISTRATIVE AND CEASE-AND-DESIST PROCEEDINGS, MAKING FINDINGS, AND IMPOSING REMEDIAL SANCTIONS AND A CEASE-AND-DESIST ORDER PURSUANT TO SECTIONS 203(e) AND 203(k) OF THE INVESTMENT ADVISERS ACT OF 1940 AND SECTIONS 9(b) AND 9(f) OF THE INVESTMENT COMPANY ACT OF 1940

I.

The Securities and Exchange Commission (“Commission”) deems it appropriate and in the public interest that public administrative and cease-and-desist proceedings be, and hereby are, instituted pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 (“Advisers Act”) and Sections 9(b) and 9(f) of the Investment Company Act of 1940 (“Investment Company Act”) against RENN Capital Group, Inc. f/k/a Renaissance Capital Group, Inc. (“RENN Capital” or “Respondent”).

II.

In anticipation of the institution of these proceedings, Respondent has submitted an Offer of Settlement (the “Offer”) which the Commission has determined to accept. Solely for the purpose of these proceedings and any other proceedings brought by or on behalf of the Commission, or to which the Commission is a party, and without admitting or denying the findings herein, except as to the Commission’s jurisdiction over it and the subject matter of these proceedings, Respondent consents to the entry of this Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions and a Cease-and-Desist Order Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940 (“Order”), as set forth below.

III.

On the basis of this Order and Respondent’s Offer, the Commission finds that:

Respondent

1.  RENN Capital, a Texas corporation headquartered in Dallas, Texas, has been registered as an investment adviser with the Commission since June 29, 1990. RENN Capital provides investment advisory services to Renaissance Capital Growth & Income Fund III, Inc. (“RenIII”), which has operated as a business development company (“BDC”) under the Investment Company Act since March 14, 1994. RenIII currently has net assets of approximately $62 million.

Summary

2.  RENN Capital provided investment advisory services to RenIII in exchange for performance-based compensation. As discussed below, RenIII’s advisory contract with RENN Capital effective between February 1994 through May 1998 complied with Section 205(b)(3) of the Advisers Act, and provided that RENN Capital would assess RenIII a performance-based fee equal to “twenty percent of any net realized capital gains after allowance for any unrealized capital depreciation of [RenIII], on an annual basis.” In practice, however, RENN Capital included unrealized capital appreciation in the formula that it used to calculate its performance-based fee. The advisory contract was amended on May 29, 1998, to reflect the performance-based fee that RENN Capital actually charged RenIII. The amended contract did not comply with Section 205(b)(3). As a result, from January 1, 1996, when RENN Capital began to assess the fee, through December 31, 2003, RENN Capital received performance-based compensation from RenIII in excess of that permitted by the statutory formula in Section 205(b)(3). In addition, from January 1, 1996, through November 13, 2002, RENN Capital filed periodic and annual reports with the Commission on Form 10-K and Form 10-Q on behalf of RenIII, which omitted material facts concerning the use of unrealized capital appreciation and the calculation of performance-based compensation that would have prevented statements in the filings from being misleading. As a result, RENN Capital violated Section 34(b) of the Investment Company Act. Finally, in connection with an amendment to the RenIII advisory contract in May 1998, RENN Capital failed to file a preliminary proxy statement with the Commission as required under Section 20(a) of the Investment Company Act and Rule 20a-1 thereunder.

Performance-Based Fees under Section 205 of the Advisers Act

3.  Section 205 of the Advisers Act prohibits investment advisers, unless exempt from registration under Section 203(b) of the Advisers Act, from entering into advisory contracts that provide for compensation based on a share of capital gains upon or capital appreciation of the assets or any portion of the assets of a client (“performance-based compensation” or “performance--based fee”) except as provided in Section 205(b) of the Advisers Act. Under Section 205(b)(3), an investment adviser may enter into an advisory contract with a BDC for a performance-based fee if “the compensation provided for in such contract does not exceed 20 per centum of the realized capital gains upon the funds of the business development company over a specified period or as of definite dates, computed net of all realized capital losses and unrealized capital depreciation.” In calculating a performance-based fee under Section 205(b)(3), an investment adviser must account for its client’s assets on a security-by-security basis and may not take into consideration unrealized capital appreciation on any individual security or the portfolio as a whole. Section 205(b)(3) does not require that fees earned in one period be subject to repayment based upon performance in a subsequent period. If the performance fee is calculated on a cumulative basis and is based on the period since inception, then unrealized capital depreciation may be calculated for each calculation period by subtracting each security’s valuation at the end of the applicable calculation period from the original cost, as adjusted, to the BDC of purchasing that security.

RENN Capital’s Performance-Based Fee

4.  RENN Capital initially entered into an advisory contract with RenIII in February 1994. Consistent with Section 205(b)(3), this contract provided that a performance-based fee would be assessed equal to “twenty percent of any net realized capital gains after allowance for any unrealized capital depreciation of [RenIII], on an annual basis.” In practice, however, RENN Capital also took into account unrealized capital appreciation, which offset unrealized capital depreciation, to calculate its performance-based fee. Thus, beginning in fiscal year 1996, the first period in which RenIII realized capital gains, RENN Capital’s formula for calculating that fee was not consistent with the formula permitted under Section 205(b)(3).

The 1998 Amendment to the Advisory Contract

5.  On May 29, 1998, the RenIII advisory contract was amended, primarily to provide that the performance-based fee would be assessed on a quarterly rather than on an annual basis. It was further amended to describe how the performance-based fee was actually calculated. As amended, the contract provided for the assessment of a performance-based fee “equal to twenty percent (20%) of any realized capital gains in excess of realized capital losses of the Fund after allowance for any unrealized capital losses in excess of unrealized capital gains on the portfolio investments of the Fund, on a quarterly basis.” Except for the change from annual to quarterly performance-based fee assessments, this new language simply reflected the formula RENN Capital had actually used to calculate its performance-based fees since the initiation of the contract in February 1994. As a result of this formula, from January 1, 1996, through December 31, 2003, RENN Capital received from RenIII performance-based compensation greater than that permitted by the statutory formula in Section 205(b)(3).

6.  On April 20, 1998, RENN Capital filed a definitive proxy statement with the Commission on behalf of RenIII in connection with the contract amendment. The definitive proxy statement was provided to shareholders on or before May 29, 1998. RENN Capital failed to file a preliminary proxy statement with the Commission on behalf of RenIII as required under Section 20(a) of and Rule 20a-1 under the Investment Company Act, which incorporates by reference Rule 14a-6 under the Securities Exchange Act of 1934.

RenIII’s Commission Reports Failed to Disclose the Method Used to Calculate the

Performance-Based Fee

7.  RENN Capital filed quarterly and annual reports on Form 10-Q and Form 10-K on behalf of RenIII pursuant to Section 13 of the Securities Exchange Act of 1934. RenIIl’s Form 10-K filed on March 31, 1997, for the fiscal year ended December 31, 1996, stated that RenIII paid a performance-based fee to RENN Capital equal to 20% of the Fund’s realized capital gains computed net of all realized capital losses and unrealized capital depreciation. This Form 10-K, however, did not disclose that RENN Capital’s fee was based on a formula that included unrealized capital appreciation. Thereafter, RENN Capital filed reports on Form 10-Q and Form 10-K on behalf of RenIII for each quarterly and annual period from January 1, 1997, through September 30, 2002, that contained similar disclosure, although the Formsl0-K filed for fiscal years 2000 and 2001 included the amended advisory contract as an exhibit.

Conclusion

8.    As a result of the conduct described above, RENN Capital willfully1 violated Section 205(a) of the Advisers Act, which prohibits an investment adviser from entering into an advisory contract with a BDC that provides for performance-based compensation unless, pursuant to Section 205(b)(3) of the Advisers Act, the contract provides for performance-based compensation that does not exceed 20 per centum of the realized capital gains upon the funds of the BDC over a specified period or as of definite dates, computed net of all realized capital losses and unrealized capital depreciation. Consequently, for fiscal years 1996 through 2003, RENN Capital received performance-based compensation greater than that permitted by the statutory formula in Section 205(b)(3) of the Advisers Act.

9.  As a result of the conduct described above, RENN Capital willfully violated Section 34(b) of the Investment Company Act, which, among other things, provides that, in any registration statement, application, report, account, record, or other document filed or transmitted pursuant to the Investment Company Act, it shall be unlawful for any person so filing or transmitting any such document to omit to state therein any fact necessary in order to prevent the statements made therein, in the light of the circumstances under which they were made, from being materially misleading.

10.  As a result of the conduct described above, RENN Capital willfully violated Section 20(a) of the Investment Company Act and Rule 20a-1 thereunder, which incorporate by reference Rule 14a-6 under the Securities Exchange Act of 1934 and provides that where a shareholder vote is sought, a preliminary proxy statement and form of proxy shall be filed with the Commission at least 10 calendar days prior to the date such material is first sent or given to security holders.

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1  “Willfully” as used in this Order means intentionally committing the act which constitutes the violation, see Wonsover v. SEC, 205 F.3d 408, 414 (D.C. Cir. 2000); Tager v. SEC, 344 F.2d 5, 8 (2d Cir. 1965). There is no requirement that the actor also be aware that he is violating one of the Rules or Acts.

Respondent’s Remedial Efforts

11.  In determining to accept the Offer, the Commission considered remedial acts promptly undertaken by Respondent and cooperation afforded the Commission staff.

Undertakings

12.  RENN Capital has undertaken to enter into an amendment to the amended advisory contract with RenIII, dated May 29, 1998, in compliance with the Advisers Act, and pay the costs of soliciting shareholder approval of the amended contract, if such shareholder approval is required.

IV.

In view of the foregoing, the Commission deems it appropriate and in the public interest to impose the sanctions agreed to in the Respondent’s Offer. Accordingly, pursuant to Sections 203(e) and 203(k) of the Advisers Act and Sections 9(b) and 9(f) of the Investment Company Act it is hereby ORDERED that:

A.  RENN Capital be and hereby is censured.

B.  RENN Capital shall cease and desist from committing or causing any violations and any future violations of Section 205(a) of the Advisers Act and Sections 34(b) and 20(a) of the Investment Company Act and Rule 20a-1 thereunder.

C.  A Fair Fund pursuant to Section 308(a) of the Sarbanes-Oxley Act of 2002 is hereby created and RenIII shall be the sole recipient of the Fair Fund distribution.

D.  RENN Capital shall pay to RenIII disgorgement in the amount of $2,851,362 plus prejudgment interest of $924,509. Of this amount, $1 million shall be paid within 10 days of the entry of this Order (“First Payment”). RENN Capital shall pay the balance of $2,775,871 pursuant to the following schedule: $500,000 within 120 days of the entry of the Order (“Second Payment”), $500,000 within 240 days of the entry of the Order (“Third Payment”) and $1,775,871 within 364 days from the date of entry of the Order (“Final Payment”). The Second, Third, and Final Payments shall be accompanied by payment of post judgment interest from the date of the entry of this Order through the date of payment, applying the rate established under Internal Revenue Code 20 U.S.S.C. Section 6621(a)(2). If the full amount of the payments described in this paragraph are not made within ten (10) days following the dates the payments are required by this Order, then the entire amount of disgorgement, prejudgment interest, and post judgment interest minus payments made, if any, are due and payable immediately without further application. RENN Capital shall provide to the staff of the Commission, within five days after each payment described in this paragraph, an affidavit that it has made such payment to RenIII.

E.  RENN Capital shall, within ten days of the final disgorgement payment, pay a civil money penalty in the amount of $100,000 to RenIII. Such payment shall be: (A) made by United States postal money order, certified check, bank cashier’s check, or bank money order; (B) made payable to RenIII; (C) hand-delivered or mailed to RenIII, 8080 N. Central Expressway, Ste. 210, Dallas, Texas 75206; and (D) submitted under cover letter that identifies RENN Capital as a Respondent in these proceedings, the file number of these proceedings, a copy of which cover letter and money order or check shall be sent to James Clarkson, Fort Worth District Office, Securities and Exchange Commission, Burnett Plaza, Suite 1900, 801 Cherry Street, Unit #18, Fort Worth, Texas 76102-6882. Amounts ordered to be paid as civil money penalties pursuant to this Order shall be treated as penalties paid to the government for all purposes, including all tax purposes. To preserve the deterrent effect of the civil penalty, Respondent agrees that it shall not, after offset or reduction in any Related Investor Action based on Respondent’s payment of disgorgement in this action, argue that it is entitled to, nor shall it further benefit by offset or reduction of any part of Respondent’s payment of a civil penalty in this action (“Penalty Offset”). If the court in any Related Investor Action grants such a Penalty Offset, Respondent agrees that it shall, within 30 days after entry of a final order granting the Penalty Offset, notify the Commission’s counsel in this action and pay the amount of the Penalty Offset to the United States Treasury or to a Fair Fund, as the Commission directs. Such a payment shall not be deemed an additional civil penalty and shall not be deemed to change the amount of the civil penalty imposed in this proceeding. For purposes of this paragraph, a “Related Investor Action” means a private damages action brought against Respondent by or on behalf of one or more investors based on substantially the same facts as alleged in the Order instituted by the Commission in this proceeding.

F.  RENN Capital shall comply with the undertakings enumerated in Paragraph 12 above.

By the Commission.

Jonathan G. Katz
Secretary